Filed Pursuant to Rule 497(e)
Registration No. 333-174323

BROOKFIELD INVESTMENT FUNDS

Brookfield Global Listed Real Estate Fund

Brookfield Global Listed Infrastructure Fund

Brookfield Real Assets Securities Fund

Brookfield U.S. Listed Real Estate Fund

(each, a “Fund,” and together, the “Funds”)

Supplement dated September 20, 2018 to the Funds’ Prospectus dated April 30, 2018, as supplemented and amended to date

Effective November 1, 2018, on page 79 of the Prospectus, under the heading “Shareholder Information,” the third paragraph under the subsection “Sales Charge Reductions and Waivers—(Class A Shares Only),” is hereby deleted and replaced with the following:

“Volume Discounts/Rights of Accumulation.  You may qualify for a reduced sales charge by combining a new purchase (or combined purchases as described below) with shares previously purchased and still owned; provided the cumulative value of such shares (valued at NAV) amounts to $50,000 or more.  In determining the shares previously purchased, the calculation will include, in addition to other Class A shares of any other open-end investment company managed by the Adviser or its affiliates that were previously purchased, shares of other classes of the respective Fund, as well as shares of any class of any other open-end investment company managed by the Adviser or its affiliates.  In order to determine whether you qualify for a reduced sales charge, you may combine your new purchase with shares previously purchased and still owned with those of your immediate family (spouse and children under 21), your and their IRAs and other employee benefit plans and trusts and other fiduciary accounts for your and their benefit.  You may also include shares of any class of any other open-end investment company managed by the Adviser or its affiliates that are held in any of the foregoing accounts.  If the new purchase is made directly through the Transfer Agent, only shares held directly at the Transfer Agent may apply toward the rights of accumulation.  Shares held in the name of a nominee or custodian under pension, profit-sharing or other employee benefit plans may not be combined with other shares to qualify for the rights of accumulation.  Each Fund uses the current NAV of these holdings when combining them with new and existing investments for purposes of determining whether you qualify for the rights of accumulation.  In order to receive a sales charge reduction under this program, you must provide certain information or records to permit verification that the purchase qualifies for a reduction as described below under “Required Shareholder Information and Records.”

Effective November 1, 2018, on page 80 of the Prospectus, under the heading “Shareholder Information,” the subsection “Shareholder Account Information—(Class C Shares Only),” is hereby supplemented with the addition of the following paragraph:

“Class C Shares Conversion Feature.  Class C Shares will convert automatically into Class A Shares ten years after the original date of purchase or, if you acquired your Class C Shares through an exchange or conversion from another share class, ten years after the date you acquired your Class C Shares.  When Class C Shares that you acquired through a purchase or exchange convert, any other Class C Shares that you purchased with reinvested distributions also will convert into Class A Shares on a pro rata basis.  A shorter holding period may apply depending on your financial intermediary.”

Capitalized terms used herein but not defined shall have the meanings assigned to them in the Prospectus.

Please retain this Supplement for reference.

Filed Pursuant to Rule 497(e)
Registration No. 333-174323

BROOKFIELD INVESTMENT FUNDS

Brookfield Global Listed Real Estate Fund

Brookfield Global Listed Infrastructure Fund

Brookfield Real Assets Securities Fund

Brookfield U.S. Listed Real Estate Fund

(each, a “Fund,” and together, the “Funds”)

Supplement dated September 20, 2018 to the Funds’ Statement of

Additional Information dated April 30, 2018, as supplemented and amended to date

On page 71 of the SAI, under the heading “Portfolio Managers,” the subsection “Potential Conflicts of Interest,” is hereby supplemented with the addition of the following paragraph:

“Certain Business Relationships.  Dan C. Tutcher, a Portfolio Manager on the Public Securities Group’s Energy Infrastructure team and a Managing Director of the Adviser, presently serves on the board of Enbridge, Inc. (NYSE:ENB).  As of the date of this SAI, Enbridge Inc. is the parent company of Enbridge Energy Management (NYSE:EEQ), Midcoast Energy Partners (NYSE: MEP), Enbridge Energy Partners (NYSE:EEP), Spectra Energy Corp (NYSE:SE), DCP Midstream Partners (NYSE: DCP) and Spectra Energy Partners (NYSE: SEP) (collectively, the “Enbridge Companies”).  As a board member, Mr. Tutcher attends quarterly board meetings for Enbridge, Inc.  The Funds may from time to time invest in Enbridge Companies.  In connection with any such investments, the Adviser has adopted policies and procedures that are designed to address potential conflicts of interest that may arise in connection with Mr. Tutcher’s service as a director of Enbridge Inc.  Specifically, these policies and procedures, among other things; (i) establish information barriers designed to restrict Mr. Tutcher from sharing information regarding Enbridge Companies with other investment professionals of the Adviser, (ii) require Mr. Tutcher to recuse himself from any discussions by the Adviser’s Investment Committee involving Enbridge Companies and (iii) require that all trading decisions involving Enbridge Companies be made by other Portfolio Managers, without any input from Mr. Tutcher.  While these policies and procedures are designed to allow the Funds to invest in Enbridge Companies, the policies and procedures may require the Adviser to restrict trading in Enbridge Companies from time to time, which may prevent a Fund from acquiring or disposing of securities of Enbridge Companies at a favorable time.  In addition, as a result of these policies and procedures, the Funds will not benefit from Mr. Tutcher’s experience and expertise with respect to investments in Enbridge Companies.”

Capitalized terms used herein but not defined shall have the meanings assigned to them in the SAI.

Please retain this Supplement for reference.